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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 10, 2000


                             BAYCORP HOLDINGS, LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                1-12527                                02-0488443
        (Commission File Number)         (I.R.S. Employer Identification Number)


   20 International Drive, Suite 301
        Portsmouth, New Hampshire                       03801-6809
(Address of Principal Executive Offices)                (Zip Code)


                                 (603) 431-6600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     In an agreement dated as of October 10, 2000, BayCorp Holdings, Ltd., Great Bay Power Corporation ("Great Bay") and Little Bay Power Corporation ("Little Bay"), wholly-owned subsidiaries of BayCorp Holdings, Ltd., agreed to sell the interests in the Seabrook Nuclear Power Plant of Great Bay and Little Bay by including their aggregate 15% ownership share in the upcoming sale of Northeast Utilities' subsidiaries' shares of the Seabrook Plant to be conducted pursuant to the settlement agreement reached in 1999 between Northeast Utilities' subsidiaries and the State of New Hampshire. A press release describing the agreement in greater detail is attached hereto as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      BAYCORP HOLDINGS, LTD.



October 13, 2000                     By: /s/ Anthony M. Callendrello
                                         -------------------------------------
                                         Anthony M. Callendrello
                                         Chief Operating Officer and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION

99.1          Press Release of BayCorp Holdings, Ltd. dated October 12, 2000.